Taxes on Income	12 Months Ended
Dec. 31, 2022
Taxes on Income [Abstract]
TAXES ON INCOME

NOTE 17: TAXES ON INCOME

a.	Tax rates applicable to the Company:

Since the tax year 2018, the taxable income of the Company and its subsidiary is subject to a corporate tax rate of 23%.

b.	The Group’s carryforward tax losses as of December 31, 2022, totaled approximately $39 million which may be carried forward and offset against taxable income in the future for an indefinite period and approximately $24 million capital loss carryforward which may be offset against future capital gain. The Company did not recognize deferred taxes for carryforward losses and temporary differences, as well as capital losses and real losses, because their utilization in the foreseeable future is not probable.

c.	The main reconciling items between the “theoretical” tax expense, assuming that all the income were taxed at the regular tax rate applicable to companies in Israel (23%) and the taxes recorded in the statements of comprehensive income (loss) in the reporting year are revaluation expenses (income) not recognized for tax purposes, changes in taxes resulting from exchange rate differences, changes in deferred tax for tax losses carryforwards, and taxable losses for which no deferred taxes were recognized.

d.	Tax assessments:

The Company and Xtepo filed self-assessments that are deemed final through the 2017 tax year.

e.	Unrecognized deferred taxes:

As of December 31, 2022 and 2021, the Company’s had a deferred tax liability of approximately $86 thousand and $400 thousand, respectively due to an investment in marketable securities – InterCure Ltd. The deferred tax liability was fully offset by a deferred tax asset due to utilization of tax losses from prior years.